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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              Date of Report :         February 18, 2003
                              ------------------------------------
              (Date of earliest event reported: February 17, 2003)


                               ALLEN TELECOM INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-6016                38-0290950
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(State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)


25101 Chagrin Boulevard, Beachwood, Ohio                           44122
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:           216/765-5800
                                                     ---------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On February 18, 2003, Allen Telecom Inc. (the "Company") announced the signing of a definitive agreement under which Andrew Corporation will acquire the Company in a stock-for-stock transaction valued at approximately $500 million. Under terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, the Company's common shareholders will receive 1.775 shares of newly-issued Andrew Corporation stock for each Company common share that they currently own. Following completion of the transaction, on a fully diluted basis, excluding Company preferred stock, Andrew Corporation shareholders will own approximately 64%, and Company shareholders will own approximately 36%, of Andrew Corporation.

         Additionally, on February 17, 2003, the Board of Directors of Allen Telecom Inc. approved Amendment No. 1, dated as of February 17, 2003 (the "Amendment"), to the Rights Agreement, dated as of January 20, 1998 (the "Rights Agreement"), between the Company and The Fifth Third Bank, as rights agent (the "Rights Agent"). The Amendment made the provisions of the Rights Agreement inapplicable to the transactions contemplated by the Agreement and Plan of Merger, dated as of February 17, 2003, among the Company, Andrew Corporation, a Delaware corporation, and Adirondacks, Inc., a Delaware corporation.

         The foregoing description of the Amendment and the transaction is qualified in its entirety by reference to the full text of the Amendment and the press release issued by the Company, copies of which have been filed or are filed as Exhibit 99.1 hereto and are incorporated herein by reference. Copies of the Rights Agreement, and the related Summary of Rights, which is attached as Exhibit C to the Rights Agreement, are available free of charge from the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  N/A

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Number   Exhibit

                  4.1 Amendment No. 1, dated as of February 17, 2003, to the Rights Agreement, dated as of January 20, 1998, between the Company and The Fifth Third Bank, as rights agent (previously filed as Exhibit 4.1 to the Company's Amendment No. 1 to Registration Statement on Form 8-A filed February 18, 2003, and incorporated herein by reference)

                  99.1     Press release, dated February 18, 2003
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             ALLEN TELECOM INC.



                                             By:       /s/ Laura C. Meagher
                                                   -----------------------------
                                                   Name:   Laura C. Meagher
                                                   Title:  Secretary

Dated: February 18, 2003
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                                INDEX TO EXHIBITS

         NUMBER           EXHIBIT

          4.1 Amendment No. 1, dated as of February 17, 2003, to the Rights Agreement, dated as of January 20, 1998, between the Company and The Fifth Third Bank, as rights agent (previously filed as Exhibit 4.1 to the Company's Amendment No. 1 to Registration Statement on Form 8-A filed February 18, 2003, and incorporated herein by reference)

          99.1            Press release, dated February 18, 2003